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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2001



                            Global TeleSystems, Inc.
             (Exact name of Registrant as specified in its charter)


  Delaware                       0-23717                         94-3068423
  ------------                  -----------                   -----------------
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                              4121 Wilson Boulevard
                                    7th Floor
                               Arlington, VA 22203
          (Address of principal executive offices, including zip code)


                                 (703) 236-3100
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         As previously announced, on June 6, 2001, senior management of Global TeleSystems, Inc. ("GTS"), parent of Global TeleSystems Europe B.V. ("GTS Europe"), held an initial telephonic meeting with all interested holders of GTS's and GTS Europe BV's public debt securities and GTS's convertible preferred stock. During this meeting, GTS's senior management invited GTS and GTS Europe BV securityholders to form two committees and engage professional advisors with a view to commencing discussions with GTS and GTS Europe BV and their financial advisors, Houlihan Lokey Howard & Zurkin, to develop a consensual financial restructuring plan that maximizes value for all stakeholders.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Global TeleSystems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL TELESYSTEMS, INC.


Date:    June 8, 2001                  By:  /s/ Grier C. Raclin
                                          ---------------------
                                       Name:  Grier C. Raclin
                                       Title: Executive Vice President; Chief
                                       Administrative Officer; General Counsel;
                                       and Secretary